Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Cortexyme, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof to which this Certification is attached as Exhibit 32.1 (the “Report”), I certify, pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Exchange Act; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 1, 2021	By:	/s/ Casey C. Lynch
Casey C. Lynch
President and Chief Executive Officer (Principal Executive Officer)